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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1
                             ---------------------
                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305 (B) (2)
                           FIRST UNION NATIONAL BANK
              (Exact name of Trustee as specified in its charter)

150 4TH AVENUE NORTH                            37219                     22-1147033
  NASHVILLE, TENNESSEE                          (Zip         (I.R.S. Employer Identification No.)
  (Address of principal executive office)       Code)

                                 SUSAN K. BAKER
                           FIRST UNION NATIONAL BANK
                              150 4TH AVENUE NORTH
                           NASHVILLE, TENNESSEE 37219
                                 (615) 251-9286
           (Name, Address and Telephone Number of Agent for Service)

                             ---------------------

                           DOLLAR GENERAL CORPORATION
              (Exact name of obligor as specified in its charter)

            TENNESSEE                           61-0502302
 (State or other jurisdiction of    (IRS Employer Identification No.)
  incorporation or organization)

                           DOLLAR GENERAL CORPORATION
                               100 MISSION RIDGE
                         GOODLETTSVILLE, TN 37072-2170
                                 (615)855-4000
 (Name, address, including zip code, and telephone number, including area code, of principal executive offices)

                             ---------------------

                         8 5/8% NOTES DUE JUNE 15, 2010
                      (Title of the indenture securities)
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1. GENERAL INFORMATION.

     (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

        The Comptroller of the Currency, Washington, D.C.

        Federal Reserve Bank of Atlanta, Georgia.

        Federal Deposit Insurance Corporation, Washington, D.C.

        Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

     (b) The Trustee is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH OBLIGOR.

     The obligor is not an affiliate of the Trustee.

3.-14. BECAUSE THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER
       INDENTURES UNDER WHICH THE APPLICANT IS TRUSTEE, ITEMS 3 THROUGH 14 ARE NOT REQUIRED HEREIN.

15. FOREIGN TRUSTEE.

     Not applicable.

16. LIST OF EXHIBITS.

     (1) Articles of Association of the Trustee as now in effect. (See Exhibit 1 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

     (2) Certificate of Authority of the Trustee to commence business. (See
Exhibit 2 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

     (3) Authorization of the Trustee to exercise corporate trust powers. Incorporated in Exhibit (4).

     (4) By-Laws of the Trustee, as amended, to date. (See Exhibit 4 of the Form T-1 filed in connection with Registration Statement No.333-31863, which is incorporated herein by reference)

     (5) Not applicable.

     (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on Page 5 of this Form T-1 Statement.

     (7) Most recent report of condition of the Trustee. (See Exhibit 7 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

     (8) Not applicable.

     (9) Not applicable.

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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Nashville, and State of Tennessee on the 31st day of July, 2000.

                                         FIRST UNION NATIONAL BANK
                                         (Trustee)

                                         BY: /s/ Susan K. Baker
                                           -------------------------------------
                                                      Susan K. Baker
                                                      Vice President





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                               CONSENT OF TRUSTEE

     Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of Notes of DOLLAR GENERAL CORPORATION, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                         FIRST UNION NATIONAL BANK

                                         BY: /s/ Susan K. Baker
                                           -------------------------------------
                                                      Susan K. Baker
                                                      Vice President

Dated:
July 31, 2000

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